Exhibit 99.1

IN THE UNITED STATES DISTRICT COURT

FOR THE NORTHERN DISTRICT OF ILLINOIS

EASTERN DIVISION

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IN RE ABBOTT LABORATORIES

INFANT FORMULA SHAREHOLDER

DERIVATIVE LITIGATION

CASE NO: 1:22-cv-5513

Hon. Sunil R. Harjani

Hon. Laura K. McNally

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NOTICE OF PROPOSED SETTLEMENT

OF CONSOLIDATED DERIVATIVE

ACTION, FINAL SETTLEMENT

HEARING, AND RIGHT TO APPEAR

TO: ALL CURRENT HOLDERS OF

ABBOTT LABORATORIES COMMON

STOCK

PLEASE READ THIS NOTICE

CAREFULLY

THE UNITED STATES DISTRICT

COURT FOR THE NORTHERN

DISTRICT OF ILLINOIS HAS

AUTHORIZED THIS NOTICE TO BE

SENT TO YOU

THIS IS NOT A SOLICITATION

This notice (the “Notice”) advises you of the proposed settlement (the “Settlement”) of derivative claims brought against certain current and former directors and officers (“Individual Defendants”) of Abbott Laboratories (“Abbott” or the “Company”) (collectively with the Individual Defendants, “Defendants”). The parties to the Consolidated Derivative Action (as defined below), have entered into a Stipulation and Agreement of Settlement (the “Stipulation”), which is subject to approval by the United States District Court for the Northern District of Illinois (the “Court”) before becoming final. If the Settlement is approved by the Court, all Released Claims against all Released Parties (as those terms are defined in the Stipulation) will be dismissed with prejudice.

A hearing (the “Settlement Hearing”) will be held before the Honorable Sunil R. Harjani on June 4, 2026, at 9:30 A.M. at Courtroom 1925 of the United States District Court for the Northern District of Illinois, 219 South Dearborn Street, Chicago, Illinois 60604, to determine: (i) whether the proposed Settlement should be approved by the Court as fair, reasonable, and adequate; (ii) whether the Consolidated Derivative Action should be dismissed with prejudice; (iii) whether the Court should award attorneys’ fees, and reimbursement of expenses for Lead Plaintiffs’ Counsel and service awards for the Lead Plaintiffs (as defined below), and in what amount; and (iv) to hear such other matters as may properly come before the Court.

This Notice summarizes the nature of the Consolidated Derivative Action, the terms of the proposed Settlement, and your rights in connection with the Settlement and the Settlement Hearing. Nothing in this Notice constitutes a finding of the Court regarding the merits of the claims or defenses asserted by any party, the merits of the Settlement, or any other matter, nor does it reflect the views of the Court.

The Defendants have denied the allegations against them and continue to deny vigorously any wrongdoing or liability with respect to all claims asserted in the Consolidated Derivative Action. They nonetheless support the Settlement because they recognize and believe that it is in the Company’s best interests to resolve the Consolidated Derivative Action, considering such factors as the time, expense, and distraction further litigation would cause.

The Court-appointed Lead Plaintiffs, International Brotherhood of Teamsters Local No. 710 Pension Fund and Southeastern Pennsylvania Transportation Authority (“Lead Plaintiffs”), believe that the proposed

Settlement confers substantial value by adopting governance reforms and enhancing Abbott’s internal reporting and oversight framework for legal and regulatory compliance. The parties believe that the Settlement confers material benefits upon, and is in the best interests of, Abbott and its shareholders.

YOU SHOULD READ THIS NOTICE CAREFULLY BECAUSE YOUR LEGAL RIGHTS MAY BE AFFECTED

I.        What is the Consolidated Derivative Action About?

The Consolidated Derivative Action that is the subject of this Notice seeks recovery on behalf of Abbott based on claims of breaches of fiduciary duty and violations of federal securities laws asserted against the Individual Defendants in a consolidated shareholder derivative action pending in the United States District Court for the Northern District of Illinois. International Brotherhood of Teamsters Local No. 710 Pension Fund and Southeastern Pennsylvania Transportation Authority were appointed Lead Plaintiffs, and Cohen Milstein Sellers & Toll PLLC and Scott+Scott Attorneys at Law LLP were appointed co-Lead Counsel of the Consolidated Derivative Action (co-Lead Counsel is referred to herein as “Lead Plaintiffs’ Counsel”).

The Consolidated Derivative Action alleges that the Individual Defendants breached their fiduciary duties by failing to oversee Abbott’s manufacture and sale of infant formula products in the United States and violated federal securities laws by causing Abbott to make material misrepresentations, including in certain statements filed with the SEC, regarding the same.

II.       What Are the Terms of the Proposed Settlement?

The proposed Settlement provides, among other things, that Abbott will maintain or adopt the corporate governance policies and practices identified in Exhibit A to the Stipulation. Abbott will commit the funds as are necessary to implement the corporate governance elements of the Settlement.

III.      What Are the Reasons for the Settlement?

In recommending that the parties settle under the terms and conditions set forth in the Settlement, Lead Plaintiffs’ Counsel has weighed the risks of further litigation against the benefits that counsel was able to obtain for Abbott and its shareholders pursuant to the Settlement. Lead Plaintiffs’ Counsel believes that the Settlement confers material benefits upon Abbott and its shareholders. The Settlement has been achieved after significant investigation and analysis by Lead Plaintiffs’ Counsel. The detailed provisions of the Settlement reflect the results of intensive arm’s-length negotiations between the parties.

The Defendants have denied and continue to deny that they have any liability as a result of any or all of the allegations asserted in the Consolidated Derivative Action or that they engaged in any wrongdoing whatsoever. Abbott and the Individual Defendants are entering into the Settlement to enhance Abbott’s corporate governance policies to benefit Abbott and its shareholders, and to eliminate the burden, distraction, expense and uncertainty of further litigation.

IV.     What Attorneys’ Fees And Reimbursement of Expenses, Including Service Awards, Will Be Sought?

In the Settlement, the parties agree that Lead Plaintiff’s Counsel may request a fee award of not more than $15.85 million, which includes reimbursement of their costs and expenses, including service awards for the Lead Plaintiffs of not more than $15,000 each, subject to Court approval. Lead Plaintiffs’ Counsel have been retained on a contingent fee basis and, thus, to date they have not been paid for their legal services or reimbursed for expenses they have incurred in connection with the litigation of the Consolidated Derivative Action.

The Settling Parties did not conduct any discussions as to the payment of attorneys’ fees, expenses or service awards, prior to having reached an agreement as to the terms of the Settlement and the corporate governance provisions set forth in Exhibit A to the Stipulation.

V.       What Will Happen at the Settlement Hearing?

The Court has scheduled a Settlement Hearing for June 4, 2026, at 9:30 A.M. At this hearing, the Court will hear any objections to any aspect of the Settlement raised by any current Abbott Shareholder. At or following the hearing, the Court will determine whether the Settlement is fair, reasonable, and adequate, and determine whether to enter a final order approving the Settlement. The Court will also consider the Lead Plaintiffs’ Counsel’s application for attorneys’ fees and reimbursement of expenses, including service awards for the Lead Plaintiffs.

Pending final determination of whether the Settlement should be approved, Lead Plaintiffs, Defendants, and all Abbott Shareholders are barred and enjoined from instituting or prosecuting any action that asserts any of the Released Claims against any of the Released Parties (as those terms are defined in the Stipulation).

YOU ARE NOT REQUIRED TO PARTICIPATE IN OR ATTEND THE SETTLEMENT HEARING, BUT MAY DO SO IF YOU WISH. If you are a current Abbott Shareholder, and you wish to express an objection to any portion of the Settlement or Lead Plaintiffs’ Counsel’s application for attorneys’ fees and reimbursement of expenses, including service awards for the Lead Plaintiffs, you must send a signed letter or other signed written submission providing a detailed statement of your specific objections. Your written objection must: (i) state your name, address, and telephone number; (ii) provide the number of shares of Abbott common stock you own as of the date of the submission, accompanied by copies of brokerage statement(s) evidencing such ownership of Abbott common stock; and (iii) provide a detailed description of your specific objections to any matter before the Court, all the grounds for your objections, and any documents you wish the Court to consider. You must mail the objection and your supporting papers to the Court (or otherwise file your objection with the Court). You must also mail each of the attorneys listed at the addresses provided below to arrive no later than May 18, 2026. YOUR OBJECTION MUST BE IN WRITING AND RECEIVED BY THIS DATE TO BE CONSIDERED. If your objection is not received in a timely manner, the Court may deem it waived and may not consider it.

Court:

Clerk of the Court

United States District Court for the Northern District of Illinois

219 South Dearborn Street

Chicago, IL 60604

Lead Plaintiff’s Counsel:

Carol V. Gilden

COHEN MILSTEIN SELLERS & TOLL PLLC

200 S. Wacker Drive, Suite 2375

Chicago, Illinois 60606

Justin O. Reliford

SCOTT+SCOTT

ATTORNEYS AT LAW LLP

222 Delaware Avenue, Suite 1405

Wilmington, DE 19801

Abbott’s Counsel:

Eric R. Swibel

LATHAM & WATKINS LLP

330 N. Wabash Ave., Suite 2800

Chicago, Illinois 60611

Individual Defendants’ Counsel:

Brenton A. Rogers

KIRKLAND & ELLIS LLP

333 West Wolf Point Plaza

Chicago, Illinois 60654

The Court will consider your written objection whether or not you choose to attend the Settlement Hearing. You may also choose to retain your own lawyer at your own expense to represent you with respect to any objection you may have. If you or your lawyer would like to speak at the Settlement Hearing, you must send a letter stating that you intend to appear and speak at the Settlement Hearing. The letter must include the name(s) of your attorney(s) and any witness(es) you may call to testify and must identify any documents you intend to introduce into evidence at the Settlement Hearing. The letter must also include: (i) your name, address, and telephone number; and (ii) the number of shares of Abbott common stock you own as of the date of the submission, accompanied by copies of brokerage statement(s) evidencing such ownership of Abbott common stock. Your letter must be received no later than May 18, 2026. by the Clerk of the Court, Lead Plaintiffs’ Counsel, Abbott’s Counsel, and Individual Defendants’ Counsel at the addresses provided above. The date of the Settlement Hearing is subject to change without further notice to Abbott Shareholders. If you or your lawyer intends to attend the Settlement Hearing, you should confirm the date and time with Lead Plaintiffs’ Counsel.

VI.      What Is the Effect of the Court’s Approval of the Settlement?

If the Settlement is approved, the Court will enter a Final Order and Judgment (the “Judgment”). The Judgment will dismiss the Consolidated Derivative Action with prejudice. The full terms of the dismissal of Released Claims are set forth in the Stipulation. The following is only intended as a summary.

Upon the Effective Date (as defined in the Stipulation), the Releasing Parties – which include Lead Plaintiffs (individually, and derivatively on behalf of Abbott), Abbott and all Abbott Shareholders – will fully, finally, and forever release all Released Claims (as defined in the Stipulation) against the Released Parties – Lead Plaintiffs, all Defendants, the Special Litigation Committee and its member, and any other persons that were or could have been named in the Consolidated Derivative Action, the Additional Derivative Actions, or the Additional Shareholder Demands (as those capitalized terms are defined in the Stipulation).

Also upon the Effective Date, Defendants, the Special Litigation Committee and its member shall release Lead Plaintiffs and any other Abbott Shareholder, and each of their respective parents, subsidiaries, affiliates, officers, directors, members, partners, employees, attorneys, accountants, insurers, auditors, heirs, executors, personal representatives, estate administrators, predecessors, successors, custodians, agents, representatives, trusts, trustees, trust beneficiaries and assigns from all claims and causes of action, whether known claims or Unknown Claims, whether arising under state, federal, common, local, statutory, regulatory, foreign, or other law or rule that arise out of or relate in any way to the institution, prosecution, settlement, or dismissal of the claims or demands asserted in the Consolidated Derivative Action, the Additional Derivative Actions, or the Additional Shareholder Demands, except for claims to enforce this Stipulation.

The Released Claims, as defined in the Stipulation, means any and all claims, demands, rights, remedies, causes of action or liabilities, whether based on federal, state, local, statutory, common or foreign law or any other law, rule, regulation, or principle of equity, whether known or unknown, including without limitation Unknown Claims (as defined in the Stipulation), whether suspected or unsuspected, whether contingent or non-contingent, whether accrued or unaccrued, whether or not concealed or hidden, whether factual or legal, and for any remedy whether at equity or law, that were or that could have been asserted from the beginning of time to the date of the entry of a final order and judgment in any forum by

Abbott or any Abbott Shareholder claiming in the right of, or on behalf of Abbott, against any of the Released Parties and any other individual named or unnamed, that relate to, arise out of, or in any way are based upon, directly or indirectly, any of the facts, allegations, transactions, events, occurrences, acts, disclosures, statements, omissions, failures to act, or matters set forth, referred to, or alleged in the Consolidated Derivative Action, Additional Derivative Actions, or the Additional Shareholder Demands, including but not limited to Abbott’s February 2022 recall of powdered infant formula, or Abbott’s U.S. powdered infant formula manufacturing facilities in Sturgis, Michigan, or Casa Grande Arizona.

Neither the Settlement nor any act performed or document executed pursuant to or in furtherance of the Settlement or the negotiation thereof, including this Notice, is or may be deemed to be an admission of, or evidence of, any fault, liability, or omission of any of the Released Parties in any proceeding of any kind or nature.

VII.    How Do You Get More Information About the Consolidated Derivative Action and the Proposed Settlement?

The foregoing description of the lawsuit, the terms of the proposed Settlement, the Settlement Hearing, and other matters described herein is only a summary. For the full details of the lawsuit and the terms and conditions of the Stipulation, Abbott Shareholders are referred to the Court filings, which may be examined during regular business hours at the Office of the Clerk of the Court, United States District Court for the Northern District of Illinois, 219 South Dearborn Street, Chicago, Illinois 60604.

PLEASE DO NOT CONTACT THE COURT FOR INFORMATION OR TELEPHONE THE COURT OR CLERK’S OFFICE REGARDING THIS NOTICE. Any questions regarding this Notice or the proposed Settlement, or requests to obtain copies of Settlement-related documents, including copies of the papers to be submitted in support of final approval of the Settlement and the application for attorneys’ fees and reimbursement of expenses, including service awards for the Lead Plaintiffs, may be directed to the following Lead Plaintiffs’ Counsel:

Carol V. Gilden

COHEN MILSTEIN

SELLERS & TOLL PLLC

200 S. Wacker Drive, Suite 2375

Chicago, Illinois 60606

Telephone: (312) 357-0370

cgilden@cohenmilstein.com

Justin O. Reliford

SCOTT+SCOTT

ATTORNEYS AT LAW LLP

222 Delaware Avenue, Suite 1405

Wilmington, DE 19801

Telephone: (302) 578-7345

jreliford@scott-scott.com

DATE: April 17, 2026